Exhibit 10.7
FIFTH AMENDMENT
FIFTH AMENDMENT (this “Fifth Amendment”), dated as of February 16, 2022 (the “Fifth Amendment Effective Date”), to the Credit Agreement, dated as of July 18, 2013 (as amended by the First Amendment, dated as of October 20, 2014, the Second Amendment, dated as of July 18, 2017, the Third Amendment, dated as of June 30, 2020, the Fourth Amendment, dated as of June 10, 2021, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; the Credit Agreement, as modified by the Fifth Amendment, the “Amended Credit Agreement”), among M/I HOMES, INC., an Ohio corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party thereto (the “Lenders”), PNC BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”), and the other agents party thereto.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain extensions of credit to the Borrower;
WHEREAS, the Borrower has requested that the Credit Agreement be amended to make certain modifications as set forth herein;
WHEREAS, Section 10.1 of the Credit Agreement permits the Borrower to amend the Credit Agreement with the written consent of the Required Lenders; and
WHEREAS, the Borrower and the Lenders hereto are willing to agree to this Fifth Amendment and the Amended Credit Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained hereinafter set forth, the parties hereto agree as follows:
SECTION 1.Definitions. Unless otherwise defined herein, terms defined in the Amended Credit Agreement and used herein shall have the meanings given to them in the Amended Credit Agreement.
SECTION 2.Amendments. Section 7.4(e) of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:
“Investments in (including, without limitation, repayments, repurchases and redemptions of) (i) the Existing Notes or other senior notes or senior Indebtedness and (ii) Subordinated Debt or Capital Stock of the Borrower; provided that, after giving effect to any such Investment, (x) no Event of Default shall have occurred and be continuing and (y) the Borrower shall be in compliance (calculated on a pro forma basis) with the financial covenants set forth in clauses (a) through (c) of Section 7.1;”.
SECTION 3.[Reserved].
SECTION 4.Effectiveness. The amendments set forth in this Fifth Amendment shall become effective as of the Fifth Amendment Effective Date, subject to the satisfaction of the following conditions precedent:
(a)Fifth Amendment. The Administrative Agent shall have received (i) this Fifth Amendment, executed and delivered by the Borrower and Lenders constituting the Required Lenders,

which shall be in full force and effect and (ii) the Reaffirmation Agreement, executed and delivered by each Guarantor, which shall be in full force and effect.
(b)Fees. The Lenders and the Administrative Agent shall have received all reasonable fees required to be paid, and all reasonable out-of-pocket expenses, in each case, in connection with this Fifth Amendment and for which invoices have been presented (including the reasonable fees and expenses of legal counsel to the Administrative Agent) on or before the Fifth Amendment Effective Date.
(c)Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received the following supporting documents with respect to the Borrower and the other Loan Parties: (i) a copy of its certificate or articles of incorporation, formation or organization or certificate of limited partnership (as applicable), certified as of a date reasonably close to the Fifth Amendment Effective Date to be a true and accurate copy by the Secretary of State (or similar Governmental Authority) of its state of incorporation or formation (or a certification from a duly authorized officer of the Borrower that there have been no changes to such documents delivered to the Administrative Agent on the Fourth Amendment Effective Date, except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date); (ii) a certificate of that Secretary of State (or similar Governmental Authority), dated as of a date reasonably close to the Fifth Amendment Effective Date, as to its good standing; (iii) a copy of its regulations or by-laws, partnership agreement, or operating agreement or limited liability company agreement (as applicable), certified by its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable) to be a true and accurate copy of its regulations or by-laws, partnership agreement, or operating agreement or limited liability company agreement (as applicable) in effect on the Fifth Amendment Effective Date (or a certification from a duly authorized officer of the Borrower that there have been no changes to such documents delivered to the Administrative Agent on the Fourth Amendment Effective Date, except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date); (iv) a certificate of its secretary or assistant secretary, general partner, manager or other appropriate Person (as applicable), as to the incumbency and signatures of its officers or other Persons who have executed any documents on behalf of such Loan Party in connection with the transactions contemplated by this Fifth Amendment and the Amended Credit Agreement (or a certification from a duly authorized officer of the Borrower that since the Fourth Amendment Effective Date there have been no changes to the incumbency certificates of the officers of the Loan Parties delivered to the Administrative Agent on the Fourth Amendment Effective Date); (v) a copy of resolutions of its board of directors or the executive committee of the board of directors, certified by its secretary or assistant secretary to be a true and accurate copy of resolutions duly adopted by such board of directors or the executive committee of the board of directors, or other appropriate resolutions or consents of its general partner, manager or members certified by its secretary, assistant secretary, general partner or manager (as applicable) to be true and correct copies thereof duly adopted, approved or otherwise delivered by its general partner, manager or members (to the extent necessary and applicable), each of which is certified to be in full force and effect on the Fifth Amendment Effective Date, authorizing the execution and delivery by it of this Fifth Amendment, the Reaffirmation Agreement and other Loan Documents delivered on the Fifth Amendment Effective Date to which it is a party and the performance by it of all its obligations thereunder and under the Amended Credit Agreement; and (vi) such additional supporting documents and other information with respect to its operations and affairs as the Administrative Agent may reasonably request.
(d)Representations and Warranties; No Defaults. The Administrative Agent shall have received certificates, signed by a duly authorized officer of the Borrower, stating that: (i) the representations and warranties of the Borrower contained in Section 4 of the Amended Credit Agreement
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are correct and accurate in all material respects on and as of the Fifth Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were correct and accurate in all material respects as of such earlier date), provided, that, to the extent any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect, such representation is true and correct in all respects, and (ii) no event has occurred and is continuing which constitutes an Event of Default or Default under the Amended Credit Agreement as of the Fifth Amendment Effective Date, or after giving effect to any extension of credit on the Fifth Amendment Effective Date.
(e)Patriot Act; Beneficial Ownership Certification. The Administrative Agent shall have received, (i) not later than 5 days prior to the Fifth Amendment Effective Date (or such later date as shall be acceptable to it), all documentation and other information about the Borrower and the other Loan Parties as had been reasonably requested in writing at least 10 days prior to the Fifth Amendment Effective Date (or such later date as shall be acceptable to the Borrower) by the Administrative Agent or any Lender that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including, without limitation, the Patriot Act and, if required, an executed Beneficial Ownership Certification.
SECTION 5.[Reserved].
SECTION 6.Effect of Amendment.
(a)Except as expressly set forth herein, this Fifth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. Nothing in this Fifth Amendment shall be deemed to be a novation of any obligations under the Credit Agreement or any other Loan Document.
(b)On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This Fifth Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).
SECTION 7.General.
(a)GOVERNING LAW. THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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(b)Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Fifth Amendment, including the reasonable and invoiced fees, charges and disbursements of counsel for the Administrative Agent.
(c)Counterparts. This Fifth Amendment may be executed by one or more of the parties to this Fifth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Fifth Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(d)Headings. The headings of this Fifth Amendment are used for convenience of reference only, are not part of this Fifth Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Fifth Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
M/I HOMES, INC., as Borrower
By:    /s/ Mark Kirkendall
Name: Mark Kirkendall
Title: Vice President and Treasurer

[Fifth Amendment to M/I Homes Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender
By:    /s/ J. Richard Litton
Name: J. Richard Litton
Title: Senior Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

WELLS FARGO BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Cinthya Hanselman
Name: Cinthya Hanselman
Title: Director

[Fifth Amendment to M/I Homes Credit Agreement]

JPMorgan Chase Bank, N.A., as a Lender
By: /s/ Nadeige Dang
Name: Nadeige Dang
Title: Executive Director

[Fifth Amendment to M/I Homes Credit Agreement]

CITIBANK, N.A., as a Lender
By: /s/ Michael Vondriska
Name: Michael Vondriska
Title: Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Ted Smith
Name: Ted Smith
Title: Senior Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Leonard Olsavsky
Name: Leonard Olsavsky
Title: Senior Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender
By: /s/ Joe White
Name: Joe White
Title: Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

COMERICA BANK, as a Lender
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Senior Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

Flagstar Bank, FSB a federal chartered savings bank
By: /s/ Drew Szilagy
Name: Drew Szilagy
Title: Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

Regions Bank, as a Lender
By: /s/ Randall S. Reid
Name: Randall S. Reid
Title: Senior Vice President

[Fifth Amendment to M/I Homes Credit Agreement]

TEXAS CAPITAL BANK, a Texas state bank, as a Lender
By: /s/ Barbara Gremmer
Name: Barbara Gremmer
Title: Vice President

[Fifth Amendment to M/I Homes Credit Agreement]